UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       SCHEDULE 14C INFORMATION STATEMENT

                            PURSUANT TO SECTION 14(C)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 CYBERADS, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter.)

                                     NEVADA
            ---------------------------------------------------------
         (State or other jurisdiction of incorporation or organization.)

            23245W 20 5                                   65-1000634
           --------------                                 ----------
           (CUSIP Number)                   (IRS Employer Identification Number)

                 370 Amapola Ave. Suite 202, Torrance, CA 90501
            ---------------------------------------------------------
                    (Address of principal executive offices.)

                                 (888) 288-7466
            ---------------------------------------------------------
              (Registrant's telephone number, including area code.)

Check the appropriate box:
         [ ]   Preliminary Information Statement
         [ ]   Confidential, for Use of the Commission Only (as permitted by
               Rule 14c-5(d)(2)

         [X]   Definitive Information Statement
Payment of Filing Fee (Check the appropriate box.):
         [X]   No fee required.
         [ ]   Fee computed on table below per Exchange Act Rules 14(c)-5(g) and
               0-11.
                  1) Title of each class of securities to which transaction applies:
                  2)       Aggregate number of securities to which transaction
                           applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                  4) Proposed maximum aggregate value of transaction: 5) Total fee paid: $ -0-
         [ ]   Fee paid previously with preliminary materials.
         [ ]   Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1)       Amount Previously Paid:
                  2)       Form, Schedule or Registration No.:
                  3)       Filing Party:
                  4)       Date Filed:

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                                 CYBERADS, INC.
                           370 Amapola Ave. Suite 202
                               Torrance, CA 90501

                  Notice of Proposed Action by Written Consent
                              of the Holder of the
              Majority of the Voting Power to be taken on or about
                                August 30, 2006.

To the Stockholders of CYBERADS, INC.

Notice is hereby given that upon written consent by the holder of a majority of the voting power of the Company, the Company intends to take certain action as more particularly described in this Information Statement. The action will be effected on or after 20 days from the date this Information Statement is mailed to stockholders, which is expected to be on or about August 10, 2006.

Only stockholders of record at the close of business on August 7, 2006 will be given Notice of the Action by Written Consent. The Company is not soliciting proxies.

                                            By Order of the Board of Directors

                                            /s/ Jeff Criswell
                                            President

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.


























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
                                 CYBERADS, INC.
                           370 Amapola Ave, Suite 202
                               Torrance, CA 90501

                              INFORMATION STATEMENT
                CONSENT ACTION BY STOCKHOLDERS WITHOUT A MEETING

This Information Statement is furnished to all holders of the Common Stock and the holders of the Preferred Stock of the Company in connection with proposed action by the holder of the majority of the voting power of the Company to take the following action:

         o Amend the Articles of Incorporation to change the name of the Company to Rhino Outdoor International, Inc.

The action is proposed to occur on or about August 30, 2006. This Information Statement is first being mailed to stockholders on or about August 10, 2006.

Only stockholders of record at the close of business on August 7, 2006 are entitled to notice of the action to be taken. There will be no vote on the matters by the shareholders of the Company because the proposed action will be accomplished by the written consent of the holders of the majority voting power of the Company as allowed by Section 78.320 of the Nevada Business Corporation Act. The holder of all of the Series "B" Preferred Stock, which constitutes the majority voting power of the Company, has adopted, ratified and approved resolutions to effect the action described. No other votes are required or necessary. See the caption "Vote Required for Approval," below.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                         DISSENTER'S RIGHTS OF APPRAISAL

The Nevada Business Corporation Act ("Nevada Law") does not provide for dissenter's rights of appraisal in connection with the corporate action to be taken.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on August 7, 2006 as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent. At the record date, the Company had outstanding 219,346,899 shares of common stock, par value $0.001 per share and 5,000,000 shares of Preferred Stock, of which 1,000,000 shares are Series "A" Preferred Stock , par value $0.001; 1,000,000 shares are Series "B" Preferred Stock, par value $0.001; and 1,650,000 shares are Series "C" Preferred Stock ( collectively, "Preferred Stock"). The holder of the Company's Series "B" Preferred Stock, who holds the majority voting power on the record date, has signed a consent to the taking of the corporate action described. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.








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
                          CORPORATE ACTION TO BE TAKEN

AMENDMENT TO THE ARTICLES OF INCORPORATION

The amendment to the Articles of Incorporation will consist solely of changing the Company's name to Rhino Outdoor International, Inc. The change of name is occasioned by the reorganization of the Company's after its recent acquisition of Rhino Offroad Industries, Inc., as a wholly-owned subsidiary, and its efforts to acquire addition businesses in the offroad recreational vehicle market. The proposed Certificate of Amendment is attached here to as Exhibit A.

                 DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

The Company's authorized capital consists of 500,000,000 shares of Common Stock, par value $0.001 per share and 5,000,000 shares of Preferred Stock, par value $0.001 As of August 7, 2006, there were 219,346,899 shares of Common Stock outstanding and 3,650,000 shares of preferred stock,1,000,000 of which are issued and outstanding as Series "A" Preferred Stock; 1,000,000 which are issued and outstanding as Series "B" Preferred Stock; and 1,650,000 which are issued and outstanding as Series "C" Preferred Stock. The holders of Common Stock and the holders of the Series "B" Preferred Stock are each entitled to vote as a single class on all matters to come before a vote of the stockholders of the Company. The holder of the Series "B" Preferred Stock holds the majority voting power of the Company and therefore will be able to approve the amendment to the Articles of Incorporation.

                           VOTE REQUIRED FOR APPROVAL

Section 78.380 of the Nevada Business Corporation Act provides an outline of the scope of the amendments of the Articles of Incorporation allowed a Nevada Corporation. This includes the amendment discussed in this Information Statement. The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in Section 78.390 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to stockholders for their consideration at an annual or special meeting and must be approved by shareholders holding at least the majority voting power of the Company.

Section 78.320 of the Nevada Business Corporation Act provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders holding at least the majority of the voting power of the Company as would be necessary to authorize or take the action at a meeting at which all shareholders entitled to vote were present and voted.

The person holding the majority voting power of the Company have adopted, ratified and approved the amendment to the articles of incorporation as described in this Information Statement. No further votes are required or necessary to effect the proposed amendment or the other corporate actions to be taken.

The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of 219,346,899 shares of the Company's common stock, 1,000,000 shares of Series "A" Preferred Stock; 1,000,000 shares of Series "B" Preferred Stock; and 1,650,000 shares of Series "C" Preferred Stock issued and outstanding as of August 7, 2006, the record date for determining stockholders who would have been entitled to notice of and to vote on the proposed amendment to the Articles of Incorporation.

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
               SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS
                          AND FIVE PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the Company's Common Stock and Preferred Stock as of August 7, 2006, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock; (ii) all directors; and
(iii) directors and executive officers of the Company as a group. To the knowledge of the Company, each shareholder listed below possesses sole voting and investment power with respect to the shares indicated.


TITLE OF                  NAME AND ADDRESS OF                      AMOUNT AND NATURE OF                 PERCENT
CLASS                     BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP                 OF CLASS
------------------------  ---------------------------------------  -----------------------------------  ------------
Common Stock              Walter Tatum                             55,450,000                            25.3%
                          370 Amapola Ave. Suite 202
                          Torrance, CA 90501


Series "B" Preferred                                                1,000,000                            100%
       Stock
------------------------  ---------------------------------------  -----------------------------------  ------------
Common Stock              Jeff Criswell                             5,000,000                            2.2%
                          370 Amapola Ave., Suite 202
                          Amapola Ave., Suite 202
                          Torrance, CA 90501

Common Stock              August A. DeAngelo II                       500,000                            Less than
                          19162 Mesa Drive                                                               1%
                          Villa Park, CA 92861



Common Stock              Victoria Tatum (a)                       12,000,000 (a)                        5.5%
                          70806 Halper Lake Dr.
                          Rancho Mirage, CA 92270
------------------------  ---------------------------------------  -----------------------------------  ------------
Common Stock              All Executive Officers and Directors     60,950,000                            27.8%
                          as a Group ( 3 persons)
------------------------  ---------------------------------------  -----------------------------------  ------------


(a) Victoria Tatum is the wife of Walter Tatum. Mr. Tatum should be considered the beneficial owner of his wife's shares.









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
                         INTEREST OF CERTAIN PERSONS IN
                    OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associates of the foregoing persons has any substantial interest, direct or indirect, in proposed amendment to the Company's Articles of Incorporation which differs from that of other stockholders of the Company. No director of the Company opposes the proposed amendment of the Company's Articles of Incorporation.

                             ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual and quarterly reports for the previous twelve months which have been filed with the Securities and Exchange Commission may be accessed through the Securities and Exchange Commission EDGAR archives at www.sec.gov. Upon written request of any stockholder to the Company's President, Jeff Criswell, at 370 Amapola Ave. Suite 202, Torrance, CA 90501, a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, will be provided without charge.

Dated: August 10, 2006.

                                            By Order of the Board of Directors

                                            /s/ Jeff Criswell
                                            President
































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
                                    EXHIBIT A

    CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATION (PURSUANT TO NRS 78.385 AND 78.390- AFTER ISSUANCE OF STOCK)


1.   NAME OF CORPORATION: CYBERADS, INC.

2. THE ARTICLES HAVE BEEN AMENDED AS FOLLOWS (PROVIDE ARTICLES NUMBER, IF AVAILABLE):

         Article 1: The name of the corporation is RHINO OUTDOOR INTERNATIONAL, INC.

3. THE VOTE BY WHICH THE STOCKHOLDERS HOLDING SHARES IN THE CORPORATION ENTITLING THEM TO EXERCISE AT LEAST A MAJORITY OF THE VOTING POWER, OR SUCH GREATER PROPORTION OF THE VOTING POWER AS MAY BE REQUIRED IN THE CASE OF A VOTE BY CLASSES OR SERIES, OR A MAY BE REQUIRED BY THE PROVISIONS OF THE ARTICLES OF INCORPORATION: consent action by majority voting control.

4.   EFFECTIVE DATE OF FILING: August 30, 2006

5.   OFFICER SIGNATURE: Jeff Criswell, President




































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